UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 23, 1997

                                  Equisure Inc.
             (Exact name of registrant as specified in its Charter)


        Minnesota                 0-23178                     41-1309882
(State of Incorporation)  (Commission file number)  (IRS Employer Identification
                                                                Number)


              701 Fourth Avenue South, Minneapolis, Minnesota 55415
               (Address of principal executive office) (Zip Code)

Registrant's telephone number (612) 337-9507


Item 5:  Other Events

         The Board of Directors of the registrant has resolved that the Company will purchase up to 250,000 of its own shares on the open market. The shares purchased shall be held as treasury stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed by a duly authorized officer.


                                      Equisure, Inc.


                                         /s/
                                      ----------------------------------
                                      Barrie Harding, President